                                                                   EXHIBIT 10.12

                                                                  EXECUTION COPY

                            STOCK PURCHASE AGREEMENT

          THIS STOCK PURCHASE AGREEMENT ("AGREEMENT"), dated as of March 3,
2005, by and among Orthometrix, Inc., a Delaware corporation (the "COMPANY"), and the purchasers whose names and addresses are set forth on the signature pages hereto (collectively, the "PURCHASERS" and individually, a "PURCHASER").

                                  WITNESSETH:

          WHEREAS, the Company wishes to issue and sell to each Purchaser and such Purchaser wishes to purchase, severally and not jointly, from the Company, the number of shares of the Company's common stock, $0.0005 par value per share
(the "COMMON STOCK"), set forth on such Purchaser's signature page hereto (the
"SHARES"), upon the terms and subject to the conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                         PURCHASE AND SALE OF THE SHARES

     1.1 PURCHASE AND SALE OF THE SHARES; PURCHASE PRICE. Subject to the terms and conditions herein set forth, the Company agrees that it will issue and sell to each Purchaser, and such Purchaser agrees that it will acquire from the
Company, the Shares on the Closing Date (as defined below). The aggregate purchase price for each Purchaser's Shares shall be an amount equal to $0.25 multiplied by the number of such Shares purchased (the "PURCHASE PRICE").

     1.2 CLOSING. The purchase and sale of the Shares shall take place at a closing (the "CLOSING") to be held at the offices of Imowitz, Koenig & Co. LLP,
622 Third Avenue, New York, NY 10017, at 10:00 a.m., local time, on the date hereof (the "CLOSING DATE"). At the Closing, the Company shall deliver to each
Purchaser a stock certificate evidencing such Purchaser's Shares against delivery by such Purchaser to the Company of the Purchase Price. Payment of the
Purchase Price shall be by wire transfer of immediately available funds.

                                   ARTICLE 2

                           COMPANY CLOSING DELIVERIES

          At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

          (a) a stock certificate registered in the name of the Purchaser, representing the number of Shares purchased;

          (b) (i) a good standing certificate from the Secretary of State of
Delaware, dated as of a date not more than five (5) days prior to the Closing
Date, and (ii) certified

resolutions of the Company's Board of Directors approving this Agreement and the transactions and agreements contemplated hereby;

          (c) a duly executed Registration Rights Agreement in the form attached hereto as Exhibit A (the "REGISTRATION RIGHTS AGREEMENT"); and

          (d) a signed opinion of counsel to the Company, dated as of the
Closing Date, in the form attached hereto as Exhibit B.

                                   ARTICLE 3

                          PURCHASER CLOSING DELIVERIES

          At the Closing, each Purchaser shall deliver or cause to be delivered to the Company same-day funds in the full amount of the Purchase Price for the
Shares being purchased hereunder and the duly executed Registration Rights
Agreement.

                                   ARTICLE 4

                           REPRESENTATIONS, WARRANTIES
                          AND COVENANTS OF THE COMPANY

          Except as set forth on the Disclosure Schedule attached hereto as
Schedule A (the "DISCLOSURE SCHEDULE") or as disclosed or incorporated by reference in the SEC Reports (as defined in Section 4.12 hereof), the Company hereby represents, warrants and covenants to each Purchaser as follows:

     4.1 CORPORATE ORGANIZATION, EXISTENCE AND POWER. The Company (a) is a
corporation validly existing and in good standing under the laws of the State of
Delaware; (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is engaged; (c) is qualified to do business as a foreign corporation in each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified could not reasonably be expected to have a material adverse effect on the business, financial condition, properties or operations of the Company, taken as a whole (a "MATERIAL ADVERSE
EFFECT"); and (d) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Registration Rights
Agreement.

     4.2 CORPORATE AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Company of this Agreement and the Registration Rights
Agreement and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Shares: (a) has been duly authorized; (b) do not or will not contravene the terms of the Certificate of Incorporation or the By-Laws of the Company, or any amendment thereof or any laws applicable to the Company; (c) do not or will not (i) create in any other person or entity a right or claim of termination or amendment, or (ii) require modification, acceleration or cancellation of any provision of any security issued by such person or entity, pursuant to any material agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument or arrangement (whether in writing or otherwise) to which such person or entity

                                      -2-

or its property is bound (collectively, "CONTRACTUAL OBLIGATIONS"); and (d) do not or will not result in the creation of any mortgage, deed of trust, pledge, hypothecation, assignment, lien (statutory or otherwise), charge, claim, restriction or preference, security interest or preferential arrangement or any other encumbrance (or obligation to create a lien) of any kind or nature
(collectively, "LIENS") against any property, asset or business of the Company or the suspension, revocation, impairment, forfeiture or non-renewal of any material permit, license, authorization or approval applicable to the Company, or its business or operations or any of its assets or properties.

     4.3 GOVERNMENTAL AUTHORIZATION; THIRD-PARTY CONSENTS. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental entity or authority or any other person or entity in respect of any law or Contractual Obligation, and no lapse of a waiting period under any law or Contractual Obligation, is required in connection with the execution, delivery or performance by, the Company of this Agreement or the
Registration Rights Agreement or the consummation of the transactions contemplated hereby or thereby, except for compliance with Federal and state securities laws applicable to the offering and sale of the Shares.

     4.4 BINDING EFFECT; ENFORCEABILITY. This Agreement has been, and the
Registration Rights Agreement will be, duly executed and delivered by the
Company, and, assuming the valid execution and delivery by the Purchasers, this
Agreement constitutes, and the Registration Rights Agreement will constitute, the legal, valid and binding obligations of the Company, enforceable against the
Company by such Purchaser in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

     4.5 LITIGATION. There are no legal actions, suits or proceedings pending or, to the knowledge of the Company, threatened, at law, in equity, in arbitration or before any governmental entity or authority to which the Company is a party or of which any property owned or leased by the Company is the subject, which actions, suits or proceedings could reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order, decree or any order of any nature has been issued by any court or other governmental entity or authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or the Registration Rights Agreement.

     4.6 COMPLIANCE WITH LAWS. The Company is in compliance in all material respects with all laws applicable to the Company's business.

     4.7 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since September 30, 2004, the
Company has not sustained or incurred any event or change that could reasonably be expected to have a Material Adverse Effect or to materially and adversely effect the transactions contemplated by this Agreement and the Registration
Rights Agreement.

     4.8 SUBSIDIARIES. The Company does not own of record or beneficially, directly or indirectly, (i) any shares of capital stock or securities convertible into capital stock of any other corporation, or (ii) any equity, voting or participating interest in any limited liability company, partnership, joint venture or other non-corporate business enterprise.

                                      -3-

     4.9  CAPITALIZATION; STOCKHOLDERS' LIST.

          (a) As of the Closing Date, the authorized capital stock of the
Company will consist of 45,000,000 shares of Common Stock. The Company has no shares of capital stock held in treasury. As of the Closing Date, after giving effect to the transactions contemplated hereby, there will be: (i) 42,807,368 shares of Common Stock issued and outstanding; and (ii) 6,732,500 shares of
Common Stock reserved for issuance pursuant to the exercise of stock options and warrants. All outstanding shares of capital stock of the Company are, and the
Shares, when issued, will be, validly issued, fully paid and nonassessable, and the issuance of the foregoing has not been or will not be, as the case may be, subject to preemptive rights in favor of any person or entity under law or through the Company and will not result in the issuance of any additional shares of capital stock of the Company or the triggering of any anti-dilution or similar rights contained in any outstanding options, warrants, debentures or other securities or agreements of the Company. The Company agrees to solicit stockholder approval at the 2005 Annual Meeting of the Company's stockholders in order to ensure that the authorized capital stock of the Company covers all of the Shares and the shares of Common Stock that are issuable upon the exercise of outstanding options and warrants granted or issued by the Company.

          (b) On the Closing Date, except for the options and warrants referred to in Section 4.9(a), there will be no outstanding securities convertible into or exchangeable for capital stock of the Company, no options, warrants or other rights to purchase or subscribe for capital stock of the Company or contracts, commitments or agreements to which the Company is a party relating to the issuance of any capital stock of the Company, any such convertible or exchangeable securities or any such options, warrants or rights.

     4.10 PRIVATE OFFERING. No form of general solicitation or general advertising was used by the Company or its representatives in connection with the transactions contemplated hereby. The Company has not taken and will not take any action to sell, offer for sale or solicit offers to buy any securities of the Company that would cause the offer, issuance or sale of the Shares, as contemplated by this Agreement, to fail to qualify for the exemption of Section
4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT").

     4.11 BROKER'S, FINDER'S OR SIMILAR FEES. There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any action taken by the Company.

     4.12 ADDITIONAL INFORMATION. The information contained in the documents
(the "SEC REPORTS") filed by the Company with the Securities and Exchange
Commission in 2003, 2004 and 2005, as such documents may have been amended or supplemented, pursuant to the reporting requirements of the Securities Exchange
Act of 1934, as amended (the "EXCHANGE ACT"), does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective filing dates, or if amended, as so amended. As of their respective dates, the
SEC Reports complied in all material respects with the requirements of the
Exchange Act and the rules and regulations of the Securities and Exchange
Commission (the "Commission") promulgated thereunder applicable to

                                      -4-

the SEC Reports. The financial statements of the Company included in the SEC
Reports were prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments).

     4.13 INTELLECTUAL PROPERTY.

          (a) The Company has ownership, license or legal right to use all material patent, copyright, trade secret and trademark rights necessary to the conduct of the business of the Company as now conducted (collectively,
"INTELLECTUAL PROPERTY"), other than intellectual property generally available on commercial terms from other sources.

          (b) As to all material licenses or other material agreements under which (i) the Company is granted rights in Intellectual Property, other than intellectual property generally available on commercial terms from other sources, or (ii) the Company has granted rights to others in Intellectual
Property owned or licensed by the Company, there is no material default or breach thereof by the Company or, to the knowledge of the Company, any other party thereto.

          (c) The business, activities and products of the Company do not materially infringe any material intellectual property of any other person. The
Company is not, to its knowledge, making unauthorized use of any confidential information or trade secrets of any other person.

          (d) There is not pending or, to the Company's knowledge, threatened any claim, suit or action against the Company contesting or challenging the rights of the Company in or to any Intellectual Property or the validity of any of the Intellectual Property.

          (e) To the Company's knowledge, there is no infringement upon or unauthorized use by any third party of any of its Intellectual Property.

     4.14 FORM SB-2 ELIGIBILITY. The Company is currently eligible to register the resale of the Common Stock on a registration statement on Form SB-2 under the Securities Act.

     4.15 OTC BULLETIN BOARD. The Common Stock was quoted on the OTC Bulletin
Board on March 3, 2005.

     4.16 INVESTMENT COMPANY ACT. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the
Investment Company Act of 1940, as amended.

     4.17 FORM 8-K. The Company agrees to file a Current Report on Form 8-K under Section 13 or 15(d) of the Exchange Act within four (4) business days following the Closing to report the transactions contemplated hereby.

                                      -5-

     4.18 SBIC COMPLIANCE. The Company shall furnish to a Purchaser all information in respect of the Company that such Purchaser may reasonably request from time to time in order to help it maintain its license by the U.S. Small
Business Administration as a small business investment company pursuant to the
Small Business Investment Act of 1958, as amended, and the regulations promulgated thereunder, 13 C.F.R. Section 107 et seq.

     4.19 BOARD DESIGNEE. The Company acknowledges and agrees that Psilos Group
Partners II SBIC, L.P. ("Psilos") shall be entitled to designate one person for election to the Company's board of directors in the event that Albert S. Waxman resigns or is removed from the Company's board of directors.

     4.20 ISSUANCE OF ADDITIONAL SECURITIES BY COMPANY. The Company shall not without the prior consent of Psilos, at any time following the Closing Date and prior to the expiration of the one hundred and eighty (180) day period following the date that the Commission shall have declared effective any registration statement filed by the Company covering the resale by Psilos of the Shares purchased hereunder, issue any shares of Common Stock or securities convertible into, exercisable for, or exchangeable for Common Stock for a consideration per share less than $0.25 per share of Common Stock (subject to adjustments for any stock splits, recapitalizations, stock dividends or similar events); provided, however, that the foregoing restriction shall not apply to any security (i)
issued as a stock dividend, or in connection with a recapitalization, stock split or similar event, (ii) issued pursuant to subscriptions, warrants, options, convertible securities, convertible notes or other rights that are outstanding on the date hereof, (iii) issued or reserved for issuance under the
Company's employee option and related plans as may be approved by the Company's
Board of Directors and the Company's stockholders from time to time hereafter,
(iv) issued under employment or consulting agreements executed with persons who are not employees of the Company as of the date hereof or (v) issued to financial institutions, lessors or vendors that are unrelated third parties in connection with a bona fide provision of credit or services to the Company as approved by the board of directors of the Company.

                                   ARTICLE 5

                           REPRESENTATIONS, WARRANTIES
                         AND COVENANTS OF THE PURCHASERS

          Each Purchaser severally, and not jointly, hereby represents, warrants and covenants to the Company as follows:

     5.1 AUTHORIZATION; NO CONTRAVENTION. The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Agreement and the Registration
Rights Agreement and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Shares, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization. The execution, delivery and performance by it of this Agreement and the Registration Rights Agreement: (a)
is within its power and authority and has been duly

                                      -6-

authorized by all necessary action; (b) does not contravene the terms of its organizational documents or any amendment thereof; and (c) will not violate, conflict with or result in any breach or contravention of any material agreement, or any order or decree directly relating to it.

     5.2 BINDING EFFECT. This Agreement has been, and the Registration Rights
Agreement will be, duly executed and delivered by such Purchaser and, assuming the valid execution and delivery by the Company, this Agreement constitutes, and the Registration Rights Agreement will constitute, the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser by the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

     5.3 NO LEGAL BAR. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by it will not violate any law applicable to it.

     5.4 ACCREDITED INVESTOR. It is an "accredited investor" as such term is defined in Regulation D under the Securities Act. The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the rules and regulations promulgated thereunder and state securities laws and that the
Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements and acknowledgments of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

     5.5 PURCHASE FOR OWN ACCOUNT. The Shares are being or will be acquired for its own account and the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, except in compliance with each of the Securities Act and the rules and regulations promulgated thereunder, the provisions hereof and all other applicable laws. If the Purchaser should in the future decide to dispose of any of the Shares, the
Purchaser understands and agrees that it may do so only in compliance with the
Securities Act, applicable state securities laws and any other applicable law, as then in effect.

     5.6 CONFIDENTIALITY. The Purchasers agree to keep strictly confidential all information concerning this Agreement and the transactions contemplated hereby.
Such Purchaser hereby acknowledges that it is prohibited from reproducing and/or distributing this Agreement, the Registration Rights Agreement and any other materials or other information provided by the Company in connection with the
Purchaser's consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents to third parties. Further, the
Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and the transactions contemplated hereby must be kept strictly confidential. The foregoing restrictions set forth in this Section 5.6 shall be applicable in respect of any information concerning this Agreement and/or the transactions contemplated hereby only until such time as the Company shall have publicly disclosed such information. The Purchaser understands that Federal securities laws impose restrictions on trading based on information regarding the transactions contemplated hereby. In particular, the
Purchaser hereby acknowledges that disclosure of information regarding the transactions

                                      -7-

contemplated hereby may cause the Company to violate Regulation FD and agrees not to engage in any unauthorized or unlawful disclosure.

     5.7 RISKS OF INVESTMENT. The Purchaser understands that its investment in the Shares involves a significant degree of risk and uncertainty and that the market price of the Common Stock has been and may continue to be volatile and that no representation or warranty is being made as to the future value or trading volume of the Common Stock. The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the ability to bear the full economic risks of an investment in the Shares. The Purchaser is not relying on the Company or any of its employees, representatives or agents with respect to the legal, tax and/or related considerations as to an investment in the
Shares, and the Purchaser has relied on the advice of, or has consulted with, its own advisors only.

     5.8 INVESTMENT DECISION. The Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments representing an investment decision like that involved in the purchase of the Shares and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the
Shares. The Purchaser has, in connection with its decision to purchase the
Shares, relied solely upon the representations and warranties of the Company contained herein and the Purchaser is unaware of, is in no way relying on, and did not become aware of the transactions contemplated hereby through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the transactions contemplated hereby and is not subscribing for Shares, and did not become aware of the transactions contemplated hereby, through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

     5.9 RESTRICTIVE LEGEND. The Purchaser understands that, until such time as a registration statement pursuant to the Securities Act has been declared effective or the Shares may be sold pursuant to Rule 144(k) under the Securities
Act without any restriction as to the number of securities as of a particular date that can then be immediately resold, the certificate(s) representing the
Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the securities comprising the Shares):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
     UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE
     SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION
     STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN
     FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT
     REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE
     144(K) UNDER SAID ACT.

                                      -8-

     5.10 TRANSFER RESTRICTIONS.

          (a) Each Purchaser hereby covenants with the Company not to effect any resale or other disposition of any of the Shares without complying with the provisions of this Agreement, and without effectively causing any prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company unless (i) the Shares have been sold in accordance with an effective registration statement or valid exemptions from registration under the
Securities Act and any applicable state securities or "blue sky" laws, (ii)
prior to such time that a registration statement shall have become effective under the Securities Act, the Purchaser shall have furnished the Company with an opinion of Counsel, reasonable satisfactory to the Company, that such disposition will not require registration of the Shares under the Securities Act and (iii) if applicable, the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there is no assurance that a registration statement shall be declared effective by the Commission.

     5.11 BROKER'S, FINDER'S OR SIMILAR FEES. There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Purchaser or any action taken by it.

     5.12 GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENT. No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any governmental entity or authority or any other person or entity in respect of any law, and no lapse of a waiting period under any law, is required in connection with the execution, delivery or performance by it or enforcement against it of this Agreement, the Registration Rights Agreement or the transactions contemplated hereby and thereby.

                                   ARTICLE 6

                                  MISCELLANEOUS

     6.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made herein (including in the Disclosure Schedule) shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby for a period of twelve (12) months.

     6.2 NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery:

          (a) if to a Purchaser, at its address as set forth on its signature page hereto;

                                      -9-

          (b) if to the Company:

              Orthometrix, Inc.
              106 Corporate Park Drive, Suite 102
              White Plains, NY 10604
              Telecopier No.: 914-694-2286
              Attention: Reynald Bonmati, President

              with a copy to:

              Kirkpatrick & Lockhart Nicholson
              Graham LLP
              599 Lexington Avenue
              New York, NY 10022-6030
              Telecopier No.: 212-536-3901
              Attention: John D. Vaughan, Esq.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five business days after being deposited in the mail, postage prepaid; or if telecopied, when receipt is acknowledged.

     6.3 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.
This Agreement and rights of the Purchasers hereunder may be assigned by the
Purchasers only with the prior written consent of the Company and in accordance with the terms hereof, including, without limitation, Section 5.10 hereof. No person or entity other than the parties hereto and their successors and permitted assigns is intended, or should be construed, to be a beneficiary of this Agreement or the Registration Rights Agreement.

     6.4 AMENDMENT AND WAIVER.

          (a) No failure or delay on the part of any of the parties hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

          (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this
Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company and all of the Purchasers and (ii) only in the specific instance and for the specific purpose for which made or given. No amendment, supplement or modification of or to any provision of this Agreement or the
Registration Rights Agreement or any waiver of any such provision or consent to any departure by any party from the terms of any such provision may be made orally.

                                      -10-

     6.5 SIGNATURES; COUNTERPARTS. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     6.6 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     6.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN
ACCORDANCE WITH, AND ENFORCED UNDER, THE LAWS OF THE STATE OF NEW YORK
APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY
WITHIN SUCH STATE.

     6.8 JURISDICTION, WAIVER OF JURY TRIAL, ETC.

          (a) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT THE
ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE
SHARES, OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY SHALL
BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN MANHATTAN OR OF THE
UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY
EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE
PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM
THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY
CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY
SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED
OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 6.2,
SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

          (b) THE PARTIES HEREBY WAIVE THEIR RIGHTS TO A JURY TRIAL WITH RESPECT
TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS
AGREEMENT, THE SHARES OR THE REGISTRATION RIGHTS AGREEMENT, ANY RIGHTS OR
OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND
OBLIGATIONS.

     6.9 SEVERABILITY. If any one or more of the provisions contained in this
Agreement, or the application thereof in any circumstance, is held by a court of competent jurisdiction invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision(s) in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions of this

                                      -11-

Agreement. The parties hereto further agree to replace such invalid, illegal or unenforceable provision(s) of this Agreement with a valid, legal and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

     6.10 ENTIRE AGREEMENT. This Agreement, including the exhibits and schedule hereto, and the Registration Rights Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or expressly referred to herein or therein. This Agreement, together with the exhibits and schedules hereto, and the Registration Rights Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

     6.11 FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any governmental entity or authority or any other person or entity) as may be reasonably required to carry out or to perform the provisions of this Agreement.

     6.12 NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and the Registration Rights
Agreement. In the event an ambiguity or question of intent or interpretation arises under any provision of this Agreement or the Registration Rights
Agreement, this Agreement or the Registration Rights Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of such agreements.

                                      -12-

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers or other representatives hereunto duly authorized as of the date first above written.

                              ORTHOMETRIX, INC.

                              By: /s/ Reynald Bonmati
                                  -------------------------------
                                  Name: Reynald Bonmati
                                  Title: President

Print or type:                Name of Purchaser
                              (Individual or Institution):

                              PSILOS GROUP PARTNERS II SBIC, L.P.

                              Number of Shares Purchaser Elects to Purchase at a
                              Price of $0.25 per Share:

                              4,000,000 Shares

                              Aggregate Purchase Price:

                              4,000,000 Shares x $0.25 Share Price = $1,000,000

                              Name of Individual Representing Purchaser
                              (IF AN INSTITUTION): Jeffrey Krauss

                              Title of Individual Representing Purchaser
                              (IF AN INSTITUTION): Partner

Signature by:                 Individual Purchaser, or Individual Representing
                              Purchaser: Jeffrey Krauss

                              Address:
                                       -----------------------------------------
                                       -----------------------------------------
                                       -----------------------------------------
                              Telephone:
                                         ---------------------------------------
                              Facsimile:
                                         ---------------------------------------

                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

                              ORTHOMETRIX, INC.

                              By: /s/ Reynald Bonmati
                                  -------------------------------
                                  Name: Reynald Bonmati
                                  Title: President

Print or type:                Name of Purchaser
                              (Individual or Institution):

                              Reynald Bonmati

                              Number of Shares Purchaser Elects to Purchase at a
                              Price of $0.25 per Share:

                              400,000 Shares

                              Aggregate Purchase Price:

                              400,000 Shares x $0.25 Share Price = $100,000

                              Name of Individual Representing Purchaser
                              (IF AN INSTITUTION):

                              Title of Individual Representing Purchaser
                              (IF AN INSTITUTION):

Signature by:                 Individual Purchaser, or Individual Representing
                              Purchaser:

                              Address:
                                       -----------------------------------------
                                       -----------------------------------------
                                       -----------------------------------------
                              Telephone:
                                         ---------------------------------------
                              Facsimile:
                                         ---------------------------------------

                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                                   SCHEDULE A

                               DISCLOSURE SCHEDULE

                                    EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT

          AGREEMENT (this "AGREEMENT"), dated as of March 3, 2005, by and among
Orthometrix, Inc., a Delaware corporation (the "COMPANY"), and the purchasers whose names and addresses are set forth on the signature pages hereto
(collectively, the "PURCHASERS" and individually, a "PURCHASER").

                                   WITNESSETH:

          WHEREAS, pursuant to the terms of the Stock Purchase Agreement, dated as of the date hereof, by and between the Company and the Purchasers (the
"PURCHASE AGREEMENT"), each Purchaser will purchase from the Company the number of shares of Common Stock (as such term is defined herein) set forth on its signature page of the Purchase Agreement (the "SHARES"); and

          WHEREAS, the Company and the Purchasers desire to provide for the circumstances under which the Company will register the Shares on behalf of the
Purchaser.

          NOW, THEREFORE, as an inducement to each Purchaser to consummate the transactions contemplated by the Purchase Agreement and in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the
Company hereby covenants and agrees with the Purchasers, and with each subsequent holder of Restricted Securities (as such term is defined herein), as follows:

     SECTION 1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

               "COMMISSION" shall mean the Securities and Exchange Commission.

               "COMMON STOCK" shall mean the shares of common stock, $0.0005 par value per share, of the Company, and any class or series of common stock of the Company authorized after the date hereof, or any other class or series of stock resulting from successive changes or reclassifications of any class or series of common stock of the Company.

               "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

               "REGISTRATION EXPENSES" shall mean the expenses so described in
     Section 5 hereof.

               "RESTRICTED STOCK" shall mean the Shares and any capital stock or other securities issued or issuable with respect to such Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, share

                                      A-1

     exchange, consolidation or other reorganization.

               "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

               "SELLING EXPENSES" shall mean the expenses so described in
     Section 5 hereof.

               "SHARES" shall have the meaning ascribed to such term in the first Whereas clause.

     SECTION 2. REGISTRATION COVENANT

          (a) Subject to the receipt by the Company of information reasonably requested from the Purchasers, on or before the nine (9) month anniversary of the date of this Agreement (the "9 MONTH ANNIVERSARY"), the Company shall file with the Commission a registration statement pursuant to Rule 415 under the
Securities Act covering the resale by the Purchasers of the Restricted Stock.

          (b) The Company shall provide any registration statement to be filed pursuant to Section 2 hereof (the "SECTION 2 REGISTRATION STATEMENT"), each amendment or supplement thereto, any comment letter of the Commission thereto and each request for acceleration of effectiveness thereof to the Purchasers and their counsel for their review at least two (2) business days prior to the filing or other submission of such registration statement.

          (c) The Company shall use its reasonable best efforts, subject to receipt of any information reasonably requested from the Purchasers, to respond to the Commission within two (2) weeks of the receipt of any comment letter of the Commission to any Section 2 Registration Statement filed by the Company.

          (d) The Company shall use its reasonable best efforts, subject to receipt of any information reasonably requested from the Purchasers, to cause the Commission to declare the Section 2 Registration Statement effective as soon as practicable and in any event within one hundred and twenty (120) days of the
Closing Date (the "REGISTRATION DEADLINE"). Within five (5) business days after the Company learns that no review of such registration statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on the Section 2 Registration Statement, as the case may be, the
Company shall use its reasonable best efforts to a submit to the Commission a request for acceleration of effectiveness of the registration statement to a time and date not later than two (2) business days after the submission of such request.

          (e) If the Section 2 Registration Statement is not filed by the
Company with the Commission by the 9 Month Anniversary substantially due to action or inaction on the part of the Company in violation of Section 2(a)
hereof and/or if the Section 2 Registration Statement is not declared effective by the Commission on or before the Registration Deadline substantially due to action or inaction on the part of the Company in violation of Section 2(d)
hereof, the Company shall make payments to the Purchasers in such amounts and at such times as shall be determined as follows as relief for the damages to the
Purchasers by reason of any such delay in or reduction of their ability to sell the Shares: the Company shall pay to each Purchaser an

                                      A-2

amount equal to (i) the Purchase Price paid by the Purchaser for its purchase of
Shares, multiplied by (ii) one percent (1%), multiplied by (iii) the sum of (x)
the quotient calculated by dividing (A) the number of days after the 9 Month
Anniversary the Section 2 Registration Statement is filed with the Commission by
(B) fifteen (15), plus (y) the quotient calculated by dividing (A) the number of days after the Registration Deadline and prior to the date the Section 2
Registration Statement is declared effective by the Commission by (B) fifteen
(15); provided, however, that the Company shall not be obligated to make any such payments where the Company shall not be obligated to file a Section 2
Registration Statement in accordance with the provisions of Section 2(f) hereof;
provided, further, that any such payments shall be made in full compensation to the Purchasers and shall constitute each Purchaser's exclusive remedy for any losses that such Purchaser may sustain as a result of the Company's failure to file the Section 2 Registration Statement in accordance with Section 2(a) hereof and/or as a result of the Company's failure to cause the Section 2 Registration
Statement to be declared effective by the Commission in accordance with Section
2(d) hereof; provided, further, that the Company shall not be obligated under any circumstances to make any payments under this Section 2(e) in an aggregate amount in excess of one hundred thousand dollars ($100,000). Any payments to be made by the Company under this Section 2(e) shall be paid on the last business day of each month in which such amount is due.

          (f) The Company shall not be obligated to file or effect a Section 2
Registration Statement:

               (i) If the Company shall have at any time after the date hereof and prior to the 9 Month Anniversary filed a registration pursuant to Section
3(a) hereof which shall have covered all of the shares of the Restricted Stock held by such Purchaser; or

               (ii) If (x) the Board of Directors of the Company (the "Board")
determines, in its reasonable business judgment, that it would be seriously detrimental to the Company or its stockholders for a registration statement to be effected in the near future or (y) the Company shall have, after the date hereof and prior to the 9 Month Anniversary, commenced or proposed a registration that is an underwritten public offering; provided that, the
Company's obligation to use its best efforts to register under Section 2(a)
above shall be deferred for a period not to exceed forty-five (45) days from the date of receipt of written request from any Purchaser.

     SECTION 3. PIGGYBACK REGISTRATION.

          (a) If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-8 or another form, which is not available for registering Restricted Stock for sale to the public), each such time it will give prompt written notice to each Purchaser of its intention to do
so. Upon the written request of any Purchaser, given within twenty (20) days after the date of any such notice, to register any of its Restricted Stock
(which request shall state the intended method of disposition thereof), the
Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by such
Purchaser (in accordance with its written request) of

                                      A-3

such Restricted Stock so registered. The Company may withdraw any such registration statement before it becomes effective or postpone the offering of securities contemplated by such registration statement without any obligation to any Purchaser.

          (b) In the event that any registration pursuant to this Section 3 shall be, in whole or in part, an underwritten public offering of Common Stock, the right of the Purchasers to registration pursuant to this Section 3 shall be conditioned upon the Purchasers' participation in such underwriting and the inclusion of Restricted Stock in the underwriting shall be limited to the extent provided herein. If any Purchaser proposes to distribute its securities through such underwriting, it shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. The number of shares of Common Stock, including, without limitation Restricted Stock, to be included in such an underwriting may be reduced if the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the amount of Restricted
Stock shall not be reduced if any shares of Common Stock are to be included in such underwriting for the account of any person other than the Company or the
Purchasers.

          (c) Notwithstanding anything to the contrary contained in this Section
3, in the event that there is an underwritten offering of securities of the
Company pursuant to a registration statement covering Restricted Stock and a
Purchaser does not elect to sell its Restricted Stock to the underwriters of the
Company's securities in connection with such offering, such Purchaser shall refrain from selling such Restricted Stock not registered pursuant to this
Section 3 during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the after market; provided, however, that such holder shall, in any event, be entitled to sell its Restricted Stock commencing on the 120th day after the effective date of such registration statement.

     SECTION 4. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions hereof to use its best efforts to effect a registration statement covering any shares of Restricted Stock under the Securities Act, the
Company will, as expeditiously as possible:

          (a) use its best efforts to cause such registration statement to remain effective for the period of distribution contemplated thereby (determined as hereinafter provided);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 4(a) above and as to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the Purchasers'
intended method of disposition set forth in such registration statement for such period;

          (c) furnish to each Purchaser and to each underwriter such number of copies of the registration statement and the prospectus included therein
(including each preliminary prospectus and any amendment or supplement thereto)
and such other documents as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                                      A-4

          (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Purchasers, or, in the case of an underwritten public offering, the managing underwriter shall reasonably request and do any and all other acts and things which are reasonably necessary or advisable to enable each
Purchaser to consummate the disposition in such jurisdictions of the Restricted
Stock owned by such Purchaser (provided that the Company will not be required to
(i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection or (ii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction);

          (e) immediately notify the Purchasers under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of a Purchaser, the Company will promptly prepare a supplement or amendment to such registration statement so that, as thereafter delivered to the Purchasers, such registration statement will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

          For purposes of Sections 4(a) and 4(b) above, the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the date (x) as of which all shares of Restricted Stock owned by the Purchasers shall have been resold and (y) on which the shares of Restricted
Stock may be resold without registration by reason of Rule 144(k) under the
Securities Act.

          Each Purchaser acknowledges that there may be times when the Company must suspend the use of the prospectus forming a part of either of a registration statement (a "SUSPENSION") until such time as an amendment to a registration statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act or appropriately supplemented the prospectus forming a part of such registration statement. The
Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time that the Company gives the
Purchaser written notice of the Suspension of the use of said prospectus and ending at the time that the Company gives the Purchaser written notice that the
Purchaser may thereafter effect sales pursuant to said prospectus; provided, however, that the Registration Statement shall be suspended for a total of no more than three (3) fifteen (15) day periods during any twelve (12) month period.

          In connection with each registration hereunder, each Purchaser will furnish to the Company such information with respect to itself and the proposed distribution by it as shall be necessary in order to assure compliance with
Federal and applicable state securities laws.

                                      A-5

          In connection with each registration pursuant to Section 4 hereof covering an underwritten public offering, the Company agrees to enter into such customary agreements (including underwriting agreements) as the managing underwriter selected in the manner herein provided may request in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature, provided that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof.

          Each Purchaser and its permitted transferees, receiving any written notice from the Company regarding the Company's plans to file a registration statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

     SECTION 5. EXPENSES. All expenses incurred by the Company in complying with
Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities and blue sky laws, fees and expenses in connection with any listing of the Common Stock on a securities exchange or inter-dealer quotation system, printing expenses, fees and disbursements of counsel and independent public accountants for the Company and the fees and disbursements of the underwriters, fees of the National
Association of Securities Dealers, Inc., transfer taxes and fees of transfer agents and registrars, but excluding any Selling Expenses (as defined below), are herein called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are herein called
"Selling Expenses." The Company will pay all Registration Expenses in connection with any Section 2 Registration Statement filed by it. In addition, the Company shall pay the reasonable legal fees of one counsel for the Purchasers (as designated by a majority in interest of the Purchasers); provided, however, that the Company shall not be obligated to pay for more than $35,000 in such legal fees. All Selling Expenses incurred in connection with any sale of Restricted
Stock by a Purchaser shall be borne by it, or by such persons other than the
Company (except to the extent the Company shall be a seller) as they may agree.

     SECTION 6. INDEMNIFICATION.

          (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Purchaser and each underwriter of such Restricted Stock thereunder and their respective officers, directors and employees and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, expenses or liabilities, joint or several, to which such person may become subject under the
Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant hereto, any preliminary prospectus or final prospectus contained therein, any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the

                                      A-6

Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such person in writing specifically for use in such registration statement or prospectus, (ii) the failure of such
Purchaser to comply with the covenants and agreements contained in this
Agreement or the Purchase Agreement or to perform its obligations under law,
(iii) the inaccuracy of any representations or warranties made by such Purchaser in this Agreement or the Purchase Agreement or (iv) any statement or omission in any prospectus or any amendment or supplement thereto that is corrected in any subsequent prospectus or any amendment or supplement thereto that was delivered to the Purchaser reasonably prior to the pertinent sale or sales by the
Purchaser.

          (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant hereto, each Purchaser will severally, but not jointly, indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages, expenses or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities
(or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant hereto, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such
Purchaser will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the
Purchaser, as such, furnished in writing to the Company by the Purchaser specifically for use in such registration statement or prospectus; provided, further, that the liability of such Purchaser hereunder shall not exceed the proceeds received by such Purchaser from the sale of Restricted Stock covered by such registration statement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 6. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such

                                      A-7

indemnified party of its election to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this
Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the other party or parties thereto or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the other party or parties thereto or if the action shall involve equitable claims, criminal claims or administrative proceedings, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid, (ii) the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the other party or parties thereto or that the interests of the indemnified party conflict with the interests of the other party or parties thereto, or (iii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not (i) without the prior written consent of the indemnified parties
(which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If the indemnification provided for in subsections (a) and (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under such subsections in respect of any losses, claims, damages or liabilities or actions referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the
Company, on the one hand, and each Purchaser, on the other, in connection with the statement or omissions which resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations including, without limitation, the failure to give any notice under this Section
6. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to

                                      A-8

information supplied by the Company, on the one hand, or by each Purchaser, on the other hand, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.
Notwithstanding the provisions of this and the immediately preceding paragraph, neither Purchaser shall be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by it was offered to the public exceeds the amount of any damages which it would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The indemnification of underwriters provided for in this
Section 6 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters and the indemnification of the Purchasers in such underwriting shall, at the Purchasers' request, be modified to conform to such terms and conditions.

          The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

     SECTION 7. CHANGES IN COMMON STOCK. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted by this Agreement shall continue with respect to the Common Stock as so changed.

     SECTION 8. RULE 144 REPORTING. The Company agrees with the Purchaser as follows:

          (a) The Company shall make and keep current public information available as those terms are understood and defined in Rule 144 under the
Securities Act, at all times after it has become subject to the Exchange Act.

          (b) The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a)
or 15(d) of the Exchange Act, and the rules and regulations promulgated thereunder at any time after the Company has become subject to such reporting requirements of the Exchange Act.

                                      A-9

          (c) The Company shall furnish to the Purchaser forthwith upon request
(i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as the Purchaser may reasonably request to avail itself of any rule or regulation of the Commission allowing the Purchaser to sell any shares of Restricted Stock without registration.

     SECTION 9. MISCELLANEOUS.

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and "permitted assigns" of the parties hereto whether so expressed or not. "Permitted assigns" shall mean the Purchaser's partners, stockholders or members. Without limiting the generality of the foregoing, the registration rights conferred herein on the Purchasers shall inure to the benefit of any and all subsequent holders from time to time of the Restricted
Stock.

          (b) All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery:

               if to a Purchaser, at its address as set forth
               on its signature page to the Purchase
               Agreement;

               if to the Company:

               Orthometrix, Inc.
               106 Corporate Park Drive, Suite 102
               White Plains, NY 10604
               Telecopier No.: 914-694-2286
               Attention: Reynald Bonmati, President

               with a copy to:

               Kirkpatrick & Lockhart Nicholson
               Graham LLP
               599 Lexington Avenue
               New York, NY 10022-6030
               Telecopier No.: 212-536-3901
               Attention: John D. Vaughan, Esq.

or to such other address or addresses as shall have been furnished in writing to the other parties hereto. Each party hereto agrees, at all times, to provide the
Company with an address for notices hereunder.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered bycourier, if delivered by

                                      A-10

commercial overnight courier service; if mailed, five business days after being deposited in the mail, postage prepaid; or if telecopied, when receipt is acknowledged.

          (c) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH,
AND ENFORCED UNDER, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS
OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

          (d) (I) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT
ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR
THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE BROUGHT IN THE COURTS OF THE STATE
OF NEW YORK IN MANHATTAN OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN
DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION
AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM
OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH
PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE
AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF
COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS
SET FORTH IN SECTION 9(C), SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH
MAILING.

               (II) THE PARTIES WAIVE THEIR RIGHTS TO A JURY TRIAL WITH RESPECT
TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS
AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS
AND OBLIGATIONS.

          (e) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing.

          (f) Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) If any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions of this Agreement. The parties hereto further agree to replace such invalid, illegal or unenforceable provision of this Agreement with a valid, legal and enforceable

                                      A-11

provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

                                      A-12

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                        ORTHOMETRIX, INC.

                                        By: /s/ Reynald Bonmati
                                            ------------------------------------
                                            Name: Reynald Bonmati
                                            Title: President

                                        PSILOS GROUP PARTNERS II SBIC, L.P.
                                        By: Psilos Group Partners II GP, LLC

                                        By: /s/ Jeffrey Krauss
                                            ------------------------------------
                                            Name: Jeffrey Krauss
                                            Title: Partner

                                            /s/ Reynald Bonmati
                                            ------------------------------------
                                            Reynald Bonmati

                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                      A-13

                                    EXHIBIT B

                               OPINION OF COUNSEL

                                       C-1